EX-99.B(m)

APPENDIX A

DISTRIBUTION PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
1. Asset Allocation Fund
Class B	0.75
Class C	0.75
2. California Limited-Term Tax-Free Fund
Class C	0.75
3. California Tax-Free Fund
Class B	0.75
Class C	0.75
4. Colorado Tax-Free Fund
Class B	0.75
5. Common Stock Fund
Class B	0.75
Class C	0.75
6. C&B Large Cap Value Fund
Class B	0.75
Class C	0.75
7. C&B Mid Cap Value Fund
Class B	0.75
Class C	0.75
8. Diversified Equity Fund
Class B	0.75
Class C	0.75
9. Dow Jones Target Today Fund[1] (formerly, Outlook Today Fund)
Class B	0.75
Class C	0.75
10. Dow Jones Target 2010 Fund[1] (formerly, Outlook 2010 Fund)
Class B	0.75
Class C	0.75
11. Dow Jones Target 2020 Fund[1] (formerly, Outlook 2020 Fund)
Class B	0.75
Class C	0.75
12. Dow Jones Target 2030 Fund[1] (formerly, Outlook 2030 Fund)
Class B	0.75
Class C	0.75
13. Dow Jones Target 2040 Fund[1] (formerly, Outlook 2040 Fund)
Class B	0.75
Class C	0.75

[1]	On March 31, 2006 the Board of Trustees approved changes to the overall structure, day-to-day management and investment strategies of the Outlook Funds. Subject to shareholder approval, the implementation of the changes will commence in June 2006.

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
14. Emerging Markets Focus Fund
Class B	0.75
Class C	0.75
15. Endeavor Large Cap Fund
Class B	0.75
Class C	0.75
16. Endeavor Select Fund
Class B	0.75
Class C	0.75
17. Equity Income Fund
Class B	0.75
Class C	0.75
18. Equity Index Fund
Class B	0.75
19. Equity Value Fund
Class B	0.75
Class C	0.75
20. Government Securities Fund
Class C	0.75
21. Growth Balanced Fund
Class B	0.75
Class C	0.75
22. Growth Equity Fund
Class B	0.75
Class C	0.75
23. Growth Fund
Class C	0.75
24. High Yield Bond Fund
Class B	0.75
Class C	0.75
25. Income Plus Fund
Class B	0.75
Class C	0.75
26. Inflation-Protected Bond Fund
Class B	0.75
Class C	0.75
27. Intermediate Government Income Fund
Class B	0.75
Class C	0.75
28. International Core Fund
Class B	0.75
Class C	0.75
29. International Equity Fund
Class B	0.75
Class C	0.75
30. International Value Fund
Class B	0.75
Class C	0.75
31. Large Cap Appreciation Fund
Class B	0.75
Class C	0.75

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
32. Large Company Core Fund
Class B	0.75
Class C	0.75
33. Large Company Growth Fund
Class B	0.75
Class C	0.75
34. Liquidity Reserve Money Market Fund	0.00
35. Mid Cap Growth Fund
Class B	0.75
Class C	0.75
36. Minnesota Tax-Free Fund
Class B	0.75
Class C	0.75
37. Moderate Balanced Fund
Class B	0.75
Class C	0.75
38. Money Market Fund
Class B	0.75
39. Municipal Bond Fund
Class B	0.75
Class C	0.75
40. National Limited-Term Tax-Free Fund
Class B	0.75
Class C	0.75
41. National Tax-Free Fund
Class B	0.75
Class C	0.75
42. Overland Express Sweep Fund	0.25
43. Short Duration Government Bond Fund
Class B	0.75
Class C	0.75
44. Short-Term Municipal Bond Fund
Class C	0.75
45. Small Cap Growth Fund
Class B	0.75
Class C	0.75
46. Small Cap Value Fund
Class B	0.75
Class C	0.75
47. Small Company Growth
Class B	0.75
Class C	0.75
48. Small Company Value Fund
Class B	0.75
Class C	0.75
49. Specialized Financial Services Fund
Class B	0.75
Class C	0.75
50. Specialized Health Sciences Fund
Class B	0.75
Class C	0.75

Funds Trust Funds and Share Classes	Maximum Rule 12b-1 Fee
51. Specialized Technology Fund
Class B	0.75
Class C	0.75
52. Stable Income Fund
Class B	0.75
Class C	0.75
53. Strategic Income Fund
Class B	0.75
Class C	0.75
54. Strategic Small Cap Value Fund[2]
Class C	0.75
55. Total Return Bond Fund
Class B	0.75
Class C	0.75
56. Ultra-Short Duration Bond Fund
Class B	0.75
Class C	0.75
57. U.S. Value Fund
Class B	0.75
Class C	0.75
58. Value Fund
Class B	0.75
Class C	0.75
59. WealthBuilder Conservative Allocation Portfolio	0.75
60. WealthBuilder Equity Portfolio	0.75
61. WealthBuilder Growth Allocation Portfolio	0.75
62. WealthBuilder Growth Balanced Portfolio	0.75
63. WealthBuilder Moderate Balanced Portfolio	0.75
64. WealthBuilder Tactical Equity Portfolio	0.75
65. Wisconsin Tax-Free Fund
Class C	0.75

Most recent annual approval by the Board of Trustees: March 31, 2006

Appendix A amended: March 31, 2006

2	On February 8, 2006, the Board of Trustees approved the establishment of the Strategic Small Cap Value Fund, which is expected to commence operations in 2006.